Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer First Quarter 2022

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest- earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2021, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Corporate Profile The Markets We Serve• $9.4 billion in assets • $7.0 billion in loans • $8.0 billion in deposits • $1.2 billion market cap • Stock symbol: STBA • Founded in 1902 120th Anniversary • Locations in 5 attractive markets in 3 states • Markets comprise 9.1 million people and 179,000 businesses • We serve over 230,000 customers, including consumers, small businesses, commercial clients, and wealth management clients ▪ 1,150 team members

J.D. Power Award 4 S&T Bank ranked #1 in overall customer satisfaction in the Pennsylvania region, in the 2022 U.S. Retail Banking Satisfaction Study by J.D. Power. We ranked #1 in the following areas: • account offerings • convenience banking • people • trust For J.D. Power 2022 award information, visit jdpower.com/awards.

iHeartMedia Partnership 5 S&T Bank announced a partnership with iHeartMedia to become the first and exclusive regional presenting sponsor of the NFL Podcast Network, including all Pittsburgh NFL podcasts • Podcasts are one of the fastest growing communication channels in the country • iHeartRadio is the #1 podcast publisher • Our ads will be served consistently on hundreds of podcasts to targeted audiences across our footprint

Foundational franchise with stable customer base (Western PA/Eastern PA); Supported by 80% of branch distribution network 6 Opportunity for Growth S&T Bank Mkt Share Leader Other Banks Deposits as published in the 2021 FDIC Summary of Deposits survey Pittsburgh Eastern PA Cleveland Columbus Buffalo Asset growth in denser metro areas (Columbus, Cleveland, Buffalo, Pittsburgh); Supported by 38% of commercial and business bankers Strategically competing with market share leaders who are focusing on expansion outside of their attractive home markets

Internal promotion External hire Infrastructure We are rolling out “The S&T Way” to ensure a consistent and effective operating model. Partnering with industry-leading technology companies/fintechs to: Enhance our risk management and Drive consistent revenue growth Capabilities We have enhanced our product set and have momentum for future growth: • Asset Based Lending • Business Banking • Treasury Management Talent We have elevated both proven internal leaders and attracted talent from larger banks to position us well for growth: Building the Foundation for Growth Chief Administrative Officer Director of Consumer Banking Director of Sales, Strategy, & Transformation Chief Compliance Officer 2020 Chief Executive Officer Chief Risk Officer Chief Audit Executive Chief Human Resources Officer Director of Loan Review Chief Commercial Banking Officer Deputy Chief Credit Officer Chief Credit Officer (in search) 2021 2022 • Payments • Online/Mobile Banking • Wealth Management 7

Promote strategic clarity and effective communications Invest in organization talent and performance Advance strategic infrastructure and platform investments Ensure rigorous credit risk and enterprise governance practices Pursue high impact growth initiatives Drivers of Performance 8 ENGAGEMENT • Team members • Customers • Markets/Communities SOUNDNESS AND OPERATIONAL EFFECTIVENESS • Risk management • Infrastructure investments • Efficiency PROFITABLE GROWTH • Diversification • Consistency PRIORITIES FOR 2022 AND BEYOND For 120 years we have been building trusting relationships that deliver results for our customers, communities, and shareholders.

9 First Quarter Overview RETURNS EARNINGS 1S&T Bank received the highest score in Pennsylvania in the J.D. Power 2022 U.S. Retail Banking Satisfaction Study of customers’ satisfaction with their primary bank. Visit jdpower.com/awards for more details. 2Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.74 Net Income $29.1 million ROA 1.25% ROE 9.88% ROTE2 14.61% PPNR2 1.52% HIGHLIGHTS • Solid return metrics for the quarter • Dividend increased $0.01, or 3.4%, to $0.30 per share • S&T Bank was named highest in overall customer satisfaction with retail banking in the Pennsylvania region according to J.D. Power 2022 U.S. Retail Banking Satisfaction Study1 • Asset quality improvement with 25% decrease in nonperforming assets • Net loan recoveries of $2.0 million drove a negative provision of $0.5 million

PPNR / AVERAGE ASSETS * 2018 2019 2020 2021 1Q22 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2018 2019 2020 2021 1Q22 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2018 2019 2020 2021 1Q22 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2018 2019 2020 2021 1Q22 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Performance 10 1.50% 1.32% 1.45%(1*) 0.74%(2*) 0.23% 1.25% 11.60% 10.92%(1*) 5.76%(2*) 1.80% 9.88% 9.98% 1.93%(1*) 1.62% 1.96% 1.52%1.78% 15.76%(1*) 17.14% 2.92% 8.80%(2*) 14.61% 14.41% (1)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (2)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.18% 9.30% 13.85% 1.67%

1Q22 VS 4Q21: Balance Sheet • Consumer business drove strong growth of $38.6 million, or 9.8% annualized • Deposits remain stable with an improvement in the overall deposit mix to lower costing products • Securities increased $117.4 million due to cash being redeployed to higher yielding assets Dollars in millions 11 1Q22 4Q21 Variance $824 $922 ($98) $1,028 $911 $117 $6,922 $6,912 $10 $42 $88 ($46) $7,960 $7,997 ($37) Cash & Int Bear Bal Securities Loans Ex-PPP PPP Deposits ($100) ($50) $0 $50 $100 $150

Asset Quality ACL 1Q22 VS 4Q21: Dollars in millions 12 ASSET QUALITY TRENDS • Net loan recoveries of $2.0 million drove a negative provision of $0.5 million • NPAs decreased 25% due to the sale of an OREO property, hotels returning to accruing status, and payoffs

• Net interest income, excluding PPP, increased $0.7 million • NIM, excluding-PPP, increased 7 bps primarily due to an improved asset mix • We are well-positioned to benefit from rising rates Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 13 Loan Rate Sensitivity Mix 52% 22% 26% Floating Adjustable Fixed

1Q22 1Q22 vs 4Q21 1Q22 vs 1Q21 Debit and Credit Card $5.1 $0.6 $0.9 Service Charges 4.0 0.0 0.5 Wealth 3.2 (0.1) 0.3 Mortgage 1.0 (0.5) (3.3) Other 1.9 (0.9) (0.4) Noninterest Income $15.2 ($0.9) ($2.0) Noninterest Income 14Dollars in millions • Increased debit and credit card revenue • Moderating mortgage banking income • Unfavorable deferred compensation valuation

1Q22 1Q22 vs 4Q21 1Q22 vs 1Q21 Salaries & Benefits $23.7 ($3.4) $0.4 Data Processing 4.4 (0.2) 0.2 Occupancy 3.9 0.3 0.1 FF&E 2.8 (0.1) 0.1 Professional Services 1.9 0.3 0.4 Other Taxes 1.5 0.0 0.1 Marketing 1.4 0.0 0.0 FDIC 0.9 (0.1) (0.1) Other 6.8 0.6 0.6 Noninterest Expense $47.4 ($2.8) $1.8 • Decrease in salaries & benefits due to lower incentives • Higher other expense due to OREO costs Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 15 $45.6 $45.8 $47.2 $50.2 $47.4 Noninterest Expense Efficiency Ratio* 1Q21 2Q21 3Q21 4Q21 1Q22 51% 54% 56% 59% 57%

Western PA Upstate NY Central OH Northeast OH Eastern PA 48% $3,372 28% $1,931 9% $617 9% $641 6% $403 Portfolio Loans $6,964 Upstate NY 0% $19 Northeast OH 2% $147 Central OH 2% $137 Eastern PA Western PA69% $5,503 25% $1,980 Other 2% $174 Deposits $7,960 We operate in 5 regional markets: Markets 16Dollars in millions

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 17 Amount % of Total CRE $3,258 47% C&I 1,675 24% Consumer 1,632 23% Construction 399 6% Total $6,964 100%

Deposit Mix We have a solid core deposit profile: Dollars in millions 18 Amount % of Total DDA $2,740 34% MM 1,993 25% Savings 1,118 14% Int Bear DDA 1,071 14% CDs 1,038 13% Total $7,960 100% Amount % of Total Personal $4,397 55% Business 3,558 45% Brokered 5 0% Total $7,960 100%

Capital We have strong capital levels and are well-positioned for growth Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19 TOTAL CAPITAL

Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. (2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures (3) Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments. Income Statement 1Q22 2021 2020 2020 2019 2019 2018 Dollars in thousands, except for share data Excludes Fraud (1) Excludes Merger Exp (2) Net Interest Income $67,733 $276,112 $279,388 $246,791 $234,438 Noninterest Income 15,226 64,610 59,719 52,558 49,181   Total Revenue 82,959 340,722 339,107 299,349 283,619 Noninterest Expense 47,414 188,839 184,302 155,766 145,445 Merger Expenses — — 2,342 11,350 — — Provision for Credit Losses(3) (512) 16,215 131,424 72,753 14,873 14,873 14,995   Net Income Before Taxes 36,057 135,668 21,039 79,710 117,360 128,710 123,179 Taxes 6,914 25,325 (1) 12,320 19,126 21,232 17,845   Net Income $29,143 $110,343 $21,040 $67,390 $98,234 $107,478 $105,334 Diluted Earnings per Share $0.74 $2.81 $0.53 $1.72 $2.82 $3.09 $3.01 20

Financial Data 21 Balance Sheet 1Q22 2021 2020 2019 2018 Dollars in thousands Securities $1,028,218 $910,793 $773,693 $784,283 $684,872 Interest-bearing Balances 751,378 857,192 158,903 124,491 82,740 Loans, Net 6,865,343 6,902,936 7,126,776 7,080,184 5,888,023 Other 787,342 817,608 908,525 775,691 596,586   Total Assets $9,432,281 $9,488,529 $8,967,897 $8,764,649 $7,252,221 Deposits $7,960,458 $7,996,524 $7,420,538 $7,036,576 $5,673,922 Borrowings 146,691 161,314 227,927 416,352 604,316 Other Liabilities 140,182 124,237 164,721 119,723 38,222 Equity 1,184,950 1,206,454 1,154,711 1,191,998 935,761   Total Liabilities & Equity $9,432,281 $9,488,529 $8,967,897 $8,764,649 $7,252,221

Net Interest Margin 1Q22 2021 2020 2019 2018 Securities - FTE 2.10% 2.18% 2.49% 2.64% 2.62% Loans - FTE 3.77% 3.84% 4.09% 4.95% 4.72% Total Interest-earning Assets - FTE 3.27% 3.37% 3.87% 4.71% 4.48% Interest-bearing Deposits 0.14% 0.20% 0.66% 1.40% 1.01% Borrowings 1.34% 1.49% 1.56% 2.76% 2.19% Total Costing Liabilities 0.18% 0.24% 0.72% 1.51% 1.18% Net Interest Margin (FTE)(1) 3.16% 3.22% 3.38% 3.64% 3.64% NIM (FTE) Ex-Purchase Accounting(1) 3.14% 3.20% 3.32% 3.62% 3.62% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 22

Financial Data 23 Loan Portfolio 1Q22 2021 2020 2019 2018 Dollars in thousands Commercial Real Estate $3,257,955 $3,236,653 $3,244,974 $3,416,518 $2,921,832 Commercial and Industrial 1,675,316 1,728,969 1,954,453 1,720,833 1,493,416 Commercial Construction 398,592 440,962 474,280 375,445 257,197   Total Commercial 5,331,863 5,406,584 5,673,707 5,512,796 4,672,445 Residential Mortgage 912,531 899,956 918,398 998,585 726,679 Home Equity 581,821 564,219 535,165 538,348 471,562 Installment and Other Consumer 112,297 107,928 80,915 79,033 67,546 Consumer Construction 25,399 21,303 17,675 8,390 8,416   Total Consumer 1,632,048 1,593,406 1,552,153 1,624,356 1,274,203 Total Portfolio Loans 6,963,911 6,999,990 7,225,860 7,137,152 5,946,648 Loans held for sale 1,346 1,522 18,528 5,256 2,371   Total Loans $6,965,257 $7,001,512 $7,244,388 $7,142,408 $5,949,019

Financial Data 24 Asset Quality 1Q22 2021 2020 2019 2018 Dollars in thousands Total Nonperforming Loans $52,524 $66,291 $146,774 $54,057 $46,073 Nonperforming Loans/Total Loans 0.75% 0.95% 2.03% 0.76% 0.77% Nonperforming Assets/Total Loans + OREO 0.85% 1.13% 2.06% 0.81% 0.83% YTD Net Charge-offs (Recoveries)/Average Loans (0.12%) 0.49% 1.40% 0.22% 0.18% Allowance for Credit Losses/Total Portfolio Loans 1.43% 1.41% 1.63% 0.87% 1.03% Allowance for Credit Losses/Nonperforming Loans 190% 149% 80% 115% 132%

Financial Data 25 Capital 1Q22 2021 2020 2019 2018 Tier 1 Leverage 9.85% 9.74% 9.43% 10.29% 10.05% Common Equity Tier 1 – Risk-Based Capital 12.26% 12.03% 11.33% 11.43% 11.38% Tier 1 – Risk-Based Capital 12.67% 12.43% 11.74% 11.84% 11.72% Total – Risk-Based Capital 14.18% 13.79% 13.44% 13.22% 13.21% Tangible Common Equity/Tangible Assets(1) 8.91% 9.08% 9.02% 9.68% 9.28% (1)Refer to appendix for reconciliation of non-GAAP financial measures

1Q22 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $118,192 Plus: amortization of intangibles (annualized), net of tax 1,276 Net income before amortization of intangibles (annualized) $119,468 Average total shareholders' equity $1,196,694 Less: average goodwill and other intangible assets, net of deferred tax liability (378,761) Average tangible equity (non-GAAP) $817,932 Return on average tangible shareholders' equity (non-GAAP) 14.61% PPNR / Average Assets (non-GAAP) Income before taxes $36,057 Plus: Provision for credit losses (512) Total 35,545 Total (annualized) (non-GAAP) $144,155 Average assets $9,456,644 PPNR / Average Assets (non-GAAP) 1.52 % Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,184,950 Less: goodwill and other intangible assets, net of deferred tax liability (378,557) Tangible common equity (non-GAAP) $806,393 Total assets $9,432,281 Less: goodwill and other intangible assets, net of deferred tax liability (378,557) Tangible assets (non-GAAP) $9,053,724 Tangible common equity to tangible assets (non-GAAP) 8.91% Appendix Definitions of GAAP to Non-GAAP Financial Measures 26

1Q22 4Q21 3Q21 2Q21 1Q21 Efficiency Ratio (non-GAAP) Noninterest expense $47,414 $50,189 $47,241 $45,829 $45,580 Net interest income per consolidated statements of net income $67,733 $68,438 $68,712 $68,304 $70,659 Plus: taxable equivalent adjustment 493 510 557 585 664 Net interest income (FTE) (non-GAAP) 68,226 68,948 69,269 68,889 71,323 Noninterest income 15,226 16,104 15,846 15,424 17,236 Less: net (gains) losses on sale of securities — — — (29) — Net interest income (FTE) (non-GAAP) plus noninterest income $83,452 $85,052 $85,115 $84,284 $88,560 Efficiency ratio (non-GAAP) 56.82% 59.01% 55.50% 54.37% 51.47 % Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $70,109 $71,135 $71,769 $71,577 $74,781 Less: interest expense (2,376) (2,697) (3,058) (3,273) (4,123) Net interest income per consolidated statements of net income 67,733 68,437 68,711 68,304 70,658 Plus: taxable equivalent adjustment 493 510 557 585 664 Net interest income (FTE) (non-GAAP) $68,226 $68,947 $69,268 $68,889 71,322 Net interest income (FTE) (annualized) $276,694 $273,537 $274,812 $276,313 $289,251 Average interest-earning assets $8,747,398 $8,768,329 $8,769,425 $8,729,277 $8,324,259 Net interest margin (FTE) (non-GAAP) 3.16% 3.12% 3.14% 3.16% 3.47 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 27

2020 2019 Excludes Fraud Excludes Merger Exp Net Income excluding nonrecurring items Net income $21,040 $98,234 Nonrecurring items 58,671 11,350 Tax effect of nonrecurring items (12,321) (2,106) Adjusted net income (non-GAAP) $67,390 $107,478 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 Average shares outstanding - diluted 39,073 34,679 Diluted earnings per share (non-GAAP) $1.72 $3.09 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total assets 9,152,747 7,435,536 Return on average assets (non-GAAP) 0.74% 1.45 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total shareholders' equity 1,169,489 983,908 Return on average shareholders' equity (non-GAAP) 5.76% 10.92 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 28

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	1Q22	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018
Return on Average Tangible Equity (non-GAAP)							
Net income (annualized)	$118,192	$110,343	$21,040	$21,040	$98,234	$98,234	$105,334
Nonrecurring items	—	—	—	58,671	—	11,350	—
Tax effect of nonrecurring items	—	—	—	(12,321)	—	(2,106)	—
Adjusted net income (non-GAAP)	$118,192	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334
Adjusted net income (non-GAAP)	$118,192	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334
Plus: amortization of intangibles (annualized), net of tax	1,276	1,400	2,001	2,001	660	660	680
Net income before amortization of intangibles (annualized)	$119,468	$111,743	$23,041	$69,391	$98,894	$108,138	$106,014
Average total shareholders' equity	$1,196,694	$1,186,161	$1,169,489	$1,169,489	$983,908	$983,908	$908,355
Less: average goodwill and other intangible assets, net of deferred tax liability	(378,761)	(379,612)	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)
Average tangible equity (non-GAAP)	$817,932	$806,549	$788,643	$788,643	$686,319	$686,319	$618,589
Return on average tangible shareholders' equity (non-GAAP)	14.61 %	13.85 %	2.92 %	8.80 %	14.41 %	15.76 %	17.14 %
Net Interest Margin Rate (FTE) (Non-GAAP)							
Interest income and dividend income	$70,109	$289,262	$320,464		$320,484		$289,826
Less: interest expense	(2,376)	(13,150)	(41,076)		(73,693)		(55,388)
Net interest income per consolidated statements of net income	$67,733	$276,112	$279,388		$246,791		$234,438
Plus: taxable equivalent adjustment	493	2,316	3,202		3,757		3,804
Net interest income (FTE) (non-GAAP)	$68,226	$278,428	$282,590		$250,548		$238,242
Purchase accounting adjustment	(338)	(1,955)	(4,845)		(1,048)		(1,242)
Net interest income (FTE) ex-purchase accounting (non-GAAP)	$67,888	$276,473	$277,745		$249,500		$237,000
Average interest-earning assets	$8,747,398	$8,649,372	$8,372,894		$6,885,372		$6,549,679
Net Interest Margin	3.14 %	3.19 %	3.34 %		3.58 %		3.58 %
Adjustment to FTE basis	0.02 %	0.03 %	0.04 %		0.06 %		0.06 %
Net Interest Margin (FTE) (non-GAAP)	3.16 %	3.22 %	3.38 %		3.64 %		3.64 %
Purchase accounting adjustment	(0.02)%	(0.02)%	(0.06)%		(0.02)%		(0.02)%
Net Interest Margin (FTE) ex-purchase accounting (non-GAAP)	3.14 %	3.20 %	3.32 %		3.62 %		3.62 %

29

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	1Q22	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018
PPNR / Average Assets (Non-GAAP)							
Income before taxes	$36,057	$135,668	$21,040		$117,360	$117,360	$123,179
Plus: merger related expenses	—	—	—		—	11,350	—
Plus: provision for credit losses	(512)	16,215	131,424		14,873	14,873	14,995
Total adjusted income before taxes (non-GAAP)	35,545	151,884	152,464		132,233	143,583	138,174
Total adjusted income before taxes (annualized) (non-GAAP)	$144,155	$151,884	$152,464		$132,233	$143,583	$138,174
Average assets	$9,456,644	$9,375,850	$9,152,747		$7,435,536	$7,435,536	$7,043,828
PTPP / Average Assets (non-GAAP)	1.52 %	1.62 %	1.67 %		1.78 %	1.93 %	1.96 %
Tangible Common Equity / Tangible Assets (non-GAAP)							
Total shareholders' equity	$1,184,950	$1,206,453	$1,154,711		$1,191,998		$935,761
Less: goodwill and other intangible assets, net of deferred tax liability	($378,557)	($378,871)	(380,278)		(380,247)		(289,501)
Tangible common equity (non-GAAP)	$806,393	$827,582	$774,433		$811,751		$646,260
Total assets	$9,432,281	$9,488,529	$8,967,896		$8,764,649		$7,252,221
Less: goodwill and other intangible assets, net of deferred tax liability	(378,557)	(378,871)	(380,278)		(380,247)		(289,501)
Tangible assets (non-GAAP)	$9,053,724	$9,109,658	$8,587,618		$8,384,402		$6,962,720
Tangible common equity to tangible assets (non-GAAP)	8.91 %	9.08 %	9.02 %		9.68 %		9.28 %
Provision for credit losses							
Provision			$131,424	$131,424			
Less: customer fraud			—	58,671			
Adjusted provision for credit losses			131,424	72,753			
YTD Net loan charge offs/ YTD Average loans							
Net charge-offs			$103,379	$103,379			
Less: customer fraud			—	58,671			
Adjusted net charge-offs			103,379	44,708			
Total average YTD loans			7,410,462	7,410,462			
Adjusted net loan charge offs/ YTD Average loans			1.40 %	0.60 %			

Member FDIC

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Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer First Quarter 2022